UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2012

PLANTATION LIFECARE DEVELOPERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53625	16-1614060
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7325 Oswego Road

Liverpool, New York 13090

(Address of principal executive offices)

(315) 703-9014

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 19, 2012, our board of directors dismissed Malone Bailey, LLP (“Malone Bailey”), as our independent registered public accountant.

Malone Bailey’s report on the financial statements for the fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern because the Company has suffered recurring losses from operations.

During the fiscal years ended December 31, 2009 and 2008, and in the subsequent interim period through April 19, 2012, the date of dismissal of Malone Bailey, there were no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone Bailey, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2009 and 2008, and in the subsequent interim period through April 19, 2012, the date of dismissal of Malone Bailey, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to Malone Bailey and requested Malone Bailey to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Malone Bailey agrees with the above disclosures. A copy of Malone Bailey’s letter, dated April 23, 2012, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On April 19, 2012, our board of directors approved the engagement of Michael F. Cronin, CPA (“Cronin”), as the Company’s new independent registered public accounting firm.

During the fiscal year ended December 31, 2009, 2008 and the subsequent interim period prior to the engagement of Cronin, the Company has not consulted Cronin regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Malone Bailey, LLP Letter of Dismissal dated April 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANTATION LIFECARE DEVELOPERS, INC.

Date: April 23, 2012	By:	/s/ Joseph Passalaqua
Name: Joseph Passalaqua
Title: Chief Executive Officer